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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of our report dated February 17, 2000 included in OrthAlliance, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            Arthur Andersen LLP

Los Angeles, California
June 2, 2000